                                                                   EXHIBIT 99.1

                               SUBJECT TO REVISION
                        TERM SHEET, DATED AUGUST 20, 1999

                                  $662,590,000

                   NISSAN AUTO RECEIVABLES 1999-A OWNER TRUST

                      NISSAN AUTO RECEIVABLES CORPORATION,
                                     SELLER
                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                    SERVICER

                   $195,850,000 ASSET BACKED NOTES, CLASS A-1
                   $260,000,000 ASSET BACKED NOTES, CLASS A-2
                   $206,740,000 ASSET BACKED NOTES, CLASS A-3

         The trust will issue the following notes:

--------------------------------------------------------------------------------------------------------
                         Initial Principal    Accrual          First Interest          Final Scheduled
                               Amount        Method(1)          Payment Date            Payment Date
                         -----------------   ----------      ------------------       ------------------
Class A-1 Notes.......      $195,850,000     Actual/360      September 15, 1999       September 15, 2000
Class A-2 Notes.......      $260,000,000       30/360        September 15, 1999       September 15, 2003
Class A-3 Notes.......      $206,740,000       30/360        September 15, 1999       September 15, 2003

(1)Interest will accrue on the Class A-1 Notes from Payment Date to Payment Date, and on the other notes from the 15th day of each month to the 15th day of the succeeding month.
--------------------------------------------------------------------------------------------------------

         The notes are asset backed securities issued by the trust. The notes are not obligations of Nissan Motor Acceptance Corporation, Nissan Auto Receivables Corporation, Nissan North America, Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

         This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            UNDERWRITERS OF THE NOTES

MERRILL LYNCH & CO.
                 BANC OF AMERICA SECURITIES LLC
                                           CHASE SECURITIES INC.
                                                              J.P. MORGAN & CO.

                                SUMMARY OF TERMS

         THE FOLLOWING INFORMATION HIGHLIGHTS SELECTED INFORMATION THAT WILL BE CONTAINED IN AND DESCRIBED IN GREATER DETAIL IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE NOTES. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY, LIMITED IN NATURE, AND MAY BE CHANGED. THE INFORMATION CONTAINED IN THIS TERM SHEET WILL BE SUPERSEDED BY INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO THE OFFERING OF THE NOTES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, YOU SHOULD READ CAREFULLY THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.




ISSUER
   Nissan Auto Receivables 1999-A Owner Trust.


SELLER
   Nissan Auto Receivables Corporation.


SERVICER
   Nissan Motor Acceptance Corporation.


INDENTURE TRUSTEE
   Norwest Bank Minnesota, National Association.


OWNER TRUSTEE
   Chase Manhattan Bank Delaware.


CLOSING DATE
   On or about September 1, 1999.


CUTOFF DATE July 31, 1999.


THE NOTES
   Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $195,850,000.


   Class A-2 ___% Asset Backed Notes in the aggregate initial principal amount of $260,000,000.


   Class A-3 ___% Asset Backed Notes in the aggregate initial principal amount of $206,740,000.


THE CERTIFICATES
   The trust will also issue asset backed certificates in the aggregate principal amount of $69,553,742.24, evidencing fractional undivided interests in the trust, including the right to payment of certain available amounts in excess of those necessary to make payments on the notes to the extent specified in this term sheet. The certificates will not bear interest. The certificates are not offered by this term sheet.


THE RECEIVABLES
   On the closing date the trust will purchase a pool of new, near-new or used automobile and light-duty truck retail installment sales contracts originated by Nissan and Infiniti dealers having an aggregate principal balance of $732,143,742.24 as of the cutoff date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to Nissan Motor Acceptance Corporation and will be resold by Nissan Motor Acceptance Corporation to Nissan Auto Receivables Corporation, who will sell them to the trust. Additional information about the receivables follows this summary section.


TERMS OF THE SECURITIES

A.  PAYMENT DATES

   The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing September 15, 1999.


B.  COLLECTION PERIODS

   The calendar month preceding the related payment date.


C.  INTEREST RATES

   The notes will have fixed interest rates. The certificates will not bear interest.

D.  INTEREST ACCRUAL

   The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) September 15, 1999.

   All other notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) September 15, 1999.

E. PAYMENT PRIORITIES

   On each payment date, the trust will make payments from collections on the receivables during the related collection period, amounts withdrawn from the yield supplement account, and, if necessary, amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments in the following order of priority:

     1. SERVICING FEE - the servicing fee payable to the servicer equal to 1/12 of 1.00% of the aggregate principal balance of the receivables on the first day of the related collection period;

     2. CLASS A NOTE INTEREST - accrued and unpaid interest on the Class A-1, Class A-2 and Class A-3 Notes (on a pro rata basis);

     3. ALLOCATION OF PRINCIPAL ON THE NOTES - an amount equal to the excess, if any, of (x) the sum of the principal balances of the notes and the certificates as of the close of business on the prior payment date over
        (y) the principal balance of the receivables as of the end of the related collection period.

     4. RESERVE ACCOUNT - to the reserve account, an amount equal to the amount required to maintain the reserve account at the required amount.

     5. EXCESS AMOUNTS - any remaining amounts to Nissan Auto Receivables Corporation, as holder of the certificates.

   ALLOCATIONS OF PRINCIPAL - On each payment date, from the amounts allocated to principal as described in clause (3) above, the trust will pay principal of the securities in the following priority:

     1. to the Class A-1 Notes until they are paid in full;

     2. to the Class A-2 Notes until they are paid in full;

     3. to the Class A-3 Notes until they are paid in full;

     4. to the certificates until they are paid in full; and

     5. any remaining amounts to Nissan Auto Receivables Corporation, as holder of the certificates.

F.  PAYMENT PRIORITIES CHANGE UPON CERTAIN EVENTS OF DEFAULT

   After an event of default specified in the indenture occurs that results in the acceleration of the notes, to the extent of amounts available from (i) collections (net of amounts paid to reimburse advances), (ii) advances, and
   (iii) amounts on deposit in the yield supplement account and the reserve account, the notes will receive payments in respect of interest and principal on a pro rata basis, based on their outstanding principal balances, until the notes have been paid in full.

   As long as any notes remain outstanding, payments on the certificates will be subordinated to payments of interest and principal on the notes.

G.  RESERVE ACCOUNT

   On the closing date, the seller will deposit $5,491,078.07 (0.75% of the outstanding principal balance of the receivables as of the cutoff date) into the reserve account for the trust.

   On each payment date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

   If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

   The amount required to be on deposit in the reserve account at the close of business on any payment date will be $5,491,078.07, except that if charge-offs or delinquencies exceed specified levels, the required amount will be the greater of (i) $5,491,078.07 and (ii) 10% of the outstanding principal balance of the notes and certificates as of the preceding payment date (after giving effect to payments of principal made on such date). On each payment date, the trust will deposit the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance to the extent set forth above under "Payment Priorities".

H.  YIELD SUPPLEMENT ACCOUNT

   On the closing date, the seller will make a deposit into the yield supplement account for the trust.

   On each payment date, the trust will use funds in the yield supplement account to cover, for each receivable, the excess, if any, of (x) the sum of
   (1) the interest rate on the Class A-3 Notes, (2) the servicing fee rate and
   (3) 0.50% over (y) the interest rate on that receivable.

I.  FINAL SCHEDULED PAYMENT DATES

   The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled payment date specified on the cover of this term sheet.

J.  OPTIONAL REDEMPTION; CLEAN-UP CALL

   The servicer may redeem the notes and the certificates in whole, but not in part, at a price equal to the unpaid principal amount of the notes and certificates plus any accrued and unpaid interest thereon, on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cutoff date.

MINIMUM DENOMINATIONS

The notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE SECURITIES

Interests in the notes will be held through The Depository Trust Company in the United States, or Cedelbank or the Euroclear System in Europe. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Cedelbank and Euroclear on or about September 1, 1999.

TAX STATUS

Subject to the important considerations described in the prospectus supplement and the prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

If you purchase a note, you will agree to treat the note as a debt instrument.

ERISA CONSIDERATIONS

Subject to the important considerations described in the prospectus supplement and the prospectus, the notes generally are eligible for purchase by employee benefit plans.

IF YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING THE PURCHASE OF NOTES, YOU SHOULD CONSULT WITH YOUR COUNSEL IN DETERMINING WHETHER ALL REQUIRED CONDITIONS HAVE BEEN SATISFIED.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS

The Class A-1 Notes are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such notes under Rule 2a-7 and whether an investment in such notes satisfies such fund's investment policies and objectives.

RATINGS

It is a condition to the issuance of the securities that: (i) the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Group and "P-1" by Moody's Investors Service, Inc., and (ii) the Class A-2 and Class A-3 Notes be rated "AAA" by Standard & Poor's Ratings Group and "Aaa" by Moody's Investors Service, Inc.

                              THE RECEIVABLES POOL

                  The receivables are required to meet certain selection criteria as of the cutoff date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new, near-new or used automobile or light-duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not less than 12 and not more than 60 and, as of the cutoff date, had a remaining number of scheduled payments of not less than 3 and not more than 59; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 3.90% to 21.99%; (vi) does not have a payment that is more than 29 days past due as of the cutoff date; (vii) is being serviced by Nissan Motor Acceptance Corporation; (viii) according to the records of the Seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding; (ix) does not relate to a vehicle as to which forced-placed insurance premiums have been added to the amount financed; and (x) as of the cutoff date had a remaining principal balance of not less than $250 and not more than $40,000. Retail installment sales contracts originated in Alabama, Hawaii and Maryland will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

                  As of the cutoff date, the average principal balance of the receivables was approximately $10,723.92. Based on the addresses of the originating dealers, the receivables have been originated in 47 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer.

                  The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cutoff date are as set forth in the following tables:

                                           COMPOSITION OF THE RECEIVABLES
Aggregate Principal Balance.......................................................    $732,143,742.24
Number of Receivables.............................................................    68,272
Average Principal Balance.........................................................    $10,723.92
     Range of Principal Balances..................................................    $255.79 to $39,869.16
Average Original Amount Financed..................................................    $15,271.48
     Range of Original Amount Financed............................................    $1,000.00 to $48,841.86
Weighted Average APR..............................................................    7.37%
     Range of APRs................................................................    3.90% to 21.99%
Approximate Weighted Average Original Term to Maturity............................    58.09 months
     Range of Original Term to Maturity...........................................    12 to 60 months
Weighted Average Remaining Term to Maturity.......................................    43.53 months
     Range of Remaining Term to Maturity..........................................    3 to 59 months
Percentage by Principal Balance of Receivables of New, Near-New and Used              64.04% (New)
     Vehicles.....................................................................    31.59% (Near-New)
                                                                                      4.37% (Used)

Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti   87.59% (Nissan)
     Dealers......................................................................    12.41% (Infiniti)


                                      DISTRIBUTION OF THE RECEIVABLES BY APR

                                                       PERCENTAGE OF                                  PERCENTAGE OF
                                     NUMBER OF         TOTAL NUMBER            CUTOFF DATE             CUTOFF DATE
          RANGE OF APRS             RECEIVABLES       OF RECEIVABLES        PRINCIPAL BALANCE          POOL BALANCE
          -------------             -----------    -------------------      -----------------      --------------------
          3.00 to  3.99                     497              0.73%              $7,907,081.78              1.08%
          4.00 to  4.99                     696              1.02               10,519,933.65              1.44
          5.00 to  5.99                  28,357             41.54              368,486,987.06             50.33
          6.00 to  6.99                  12,518             18.34              140,588,068.78             19.20
          7.00 to  7.99                   2,027              2.97               19,264,884.63              2.63
          8.00 to  8.99                   6,632              9.71               49,733,827.09              6.79
          9.00 to  9.99                   5,294              7.75               40,436,097.03              5.52
         10.00 to 10.99                   3,951              5.79               30,470,554.39              4.16
         11.00 to 11.99                   3,044              4.46               23,552,406.99              3.22
         12.00 to 12.99                   1,492              2.19               11,537,369.51              1.58
         13.00 to 13.99                   1,226              1.80                9,717,879.94              1.33
         14.00 to 14.99                   1,159              1.70                9,715,930.17              1.33
         15.00 to 15.99                     359              0.53                2,525,225.32              0.34
         16.00 to 16.99                     365              0.53                2,851,386.55              0.39
         17.00 to 17.99                     389              0.57                3,170,507.22              0.43
         18.00 to 18.99                     143              0.21                  908,318.80              0.12
         19.00 to 19.99                      98              0.14                  606,510.82              0.08
        20.00 and above                      25              0.04                  150,772.51              0.02
                                         ------            ------             ---------------
              Total                      68,272            100.00%            $732,143,742.24            100.00%
                                         ======            =======            ===============            =======

----------------------------------

 (1) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                                   DISTRIBUTION OF THE RECEIVABLES BY STATE (1)

                                                       Percentage of
                                    Number of         Total Number of          Cutoff Date           Percentage of
State                              Receivables          Receivables         Principal Balance         Pool Balance
-----                            --------------       ----------------     -------------------      ----------------
Alaska.....................               32                 0.05%          $     334,692.28               0.05%
Arizona....................            2,559                 3.75              28,858,470.72               3.94
Arkansas...................            1,160                 1.70              10,623,598.20               1.45
California.................            9,668                14.16             110,431,617.44              15.08
Colorado...................              926                 1.36               9,615,283.25               1.31
Connecticut................            1,739                 2.55              16,497,437.25               2.25
Delaware...................              255                 0.37               2,743,703.28               0.37
Florida....................            4,983                 7.30              53,594,854.33               7.32
Georgia....................            2,841                 4.16              29,633,820.54               4.05
Idaho......................               60                 0.09                 727,841.38               0.10
Illinois...................            3,281                 4.81              35,985,971.34               4.92
Indiana....................              548                 0.80               5,899,931.34               0.81
Iowa.......................              377                 0.55               4,110,313.61               0.56
Kansas.....................              980                 1.44              11,109,370.91               1.52
Kentucky...................                2                 0.00                  12,069.65               0.00
Louisiana..................            1,441                 2.11              15,864,763.31               2.17
Maine......................              126                 0.18               1,335,616.06               0.18
Massachusetts..............            2,059                 3.02              21,276,439.67               2.91
Michigan...................              497                 0.73               5,742,093.37               0.78
Minnesota..................              558                 0.82               5,904,174.53               0.81
Mississippi................            1,022                 1.50              10,357,903.55               1.41
Missouri...................            1,177                 1.72              13,131,733.50               1.79
Montana....................               52                 0.08                 560,114.43               0.08
Nebraska...................              138                 0.20               1,467,140.41               0.20
Nevada.....................              505                 0.74               5,592,733.65               0.76
New Hampshire..............              545                 0.80               5,759,805.32               0.79
New Jersey.................            2,874                 4.21              30,372,112.14               4.15
New Mexico.................              390                 0.57               3,740,792.81               0.51
New York...................            5,262                 7.71              53,878,023.05               7.36
North Carolina.............            3,025                 4.43              31,606,836.45               4.32
North Dakota...............               23                 0.03                 297,245.29               0.04
Ohio.......................            1,074                 1.57              12,423,331.91               1.70
Oklahoma...................              826                 1.21               8,380,036.32               1.14
Oregon.....................              444                 0.65               4,206,114.12               0.57
Pennsylvania...............            1,180                 1.73              14,198,650.98               1.94
Rhode Island...............              440                 0.64               3,528,474.54               0.48
South Carolina.............            1,427                 2.09              14,024,724.01               1.92
South Dakota...............               38                 0.06                 358,901.35               0.05
Tennessee..................            2,710                 3.97              29,226,636.33               3.99
Texas......................            6,825                10.00              75,281,138.31              10.28
Utah.......................              339                 0.50               3,782,483.71               0.52
Vermont....................              170                 0.25               1,620,369.40               0.22
Virginia...................            2,011                 2.95              21,001,776.22               2.87
Washington.................            1,013                 1.48              10,776,954.96               1.47
West Virginia..............              269                 0.39               3,022,400.30               0.41
Wisconsin..................              392                 0.57               3,124,234.42               0.43
Wyoming....................                9                 0.01                 121,012.30               0.02
                                 -----------------    -----------------    ---------------------    -----------------

Total......................           68,272               100.00%           $732,143,742.24             100.00%
                                      ======               =======           ===============             =======

------------------------

(1) Based solely on the addresses of the originating Dealers.
(2) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

                  Set forth below is certain information concerning Nissan Motor Acceptance Corporation's experience pertaining to delinquencies, repossessions and net losses on its portfolio of new, near-new and used automobile and light-duty truck receivables (including receivables previously sold that Nissan Motor Acceptance Corporation continues to service).

                  The data presented in the following tables are for illustrative purposes only. There can be no assurance that Nissan Motor Acceptance Corporation's delinquency, repossession and net loss experience with respect to automobile and light-duty truck receivables in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below.


                                             DELINQUENCY EXPERIENCE(1)

                                                                                 AT MARCH 31,
                                            AT         ------------------------------------------------------------
                                       JUNE 30, 1999      1999         1998          1997         1996         1995
                                       -------------      ----         ----          ----         ----         ----
Number of Outstanding
    Contracts...................         301,565        312,237      330,662      317,238       274,807      226,684
Delinquencies as a Percentage of
    Contracts Outstanding (2)...
    30-59 Days..................            2.54%          2.27%        2.55%        3.10%         2.40%        2.10%
    60-89 Days..................            0.40%          0.27%        0.36%        0.49%         0.25%        0.15%
    Over 90 Days................            0.05%          0.04%        0.06%        0.17%         0.05%        0.02%

------------------------

(1) The information in the Delinquency Experience table includes retail installment sale contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of 64 months or less. The trust does not include receivables with original maturities in excess of 60 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities. All amounts and percentages, except as indicated, are based on the principal balances of the receivables including unearned interest. Averages are computed by taking a simple average of month end outstandings for each period presented.

(2) An account is considered delinquent if 20% or more of the scheduled payment is past due.

                                  NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)

                                              (dollars in thousands)

                                       AT OR FOR THE
                                        THREE MONTHS
                                           ENDED                     AT OR FOR THE TWELVE MONTHS ENDED MARCH 31,
                                       -------------    ----------------------------------------------------------------------
                                       JUNE 30, 1999        1999          1998         1997          1996           1995
                                       -------------    ------------- ------------- ------------ ------------- ---------------
Principal Amount Outstanding .........      $2,958,290   $ 3,126,219   $ 3,497,123   $ 3,276,423  $ 2,659,232     $ 1,921,100
Average Principal Amount Outstanding .      $3,037,150   $ 3,463,840   $ 3,248,193   $ 3,181,569  $ 2,308,058     $ 1,822,669
Number of Contracts Outstanding ......         301,565       312,237       330,662       317,238      274,807         226,684
Average Number of Contracts
  Outstanding.........................         306,670       329,320       316,769       309,257      250,040         229,248
Charge-Offs (2).......................        $ 12,833       $92,005      $134,671      $158,969      $72,838         $46,201
Recoveries (3)........................        $ 10,253       $41,947      $ 39,997      $ 31,874      $20,489         $16,465
Net Losses............................       $   2,580       $50,059      $ 94,674      $127,095      $52,349         $29,736
Net Losses as a Percentage of
  Principal Amount Outstanding........            0.35%         1.60%         2.71%         3.88%        1.97%           1.55%
Number of  Repossessions (4)..........           2,029         9,782        14,164        17,569        9,841           8,530
Number of Repossessions as a Percent
  of the Average Number of Contracts
  Outstanding.........................            2.65%         2.97%         4.47%         5.68%        3.94%           3.72%

------------------------------

(1) The information in the Net Credit Loss and Repossession table includes retail installment sale contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of 64 months or less. The trust does not include receivables with original maturities in excess of 60 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities. All amounts and percentages, except as indicated, are based on the principal balances of the receivables including unearned interest. Averages are computed by taking a simple average of month end outstandings for each period presented.

(2) Charge-offs represent the total aggregate net principal balance of receivables determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in Note
     (3). Charge-offs do not include expenses associated with collection, repossession or disposition of the vehicle.

(3) Recoveries generally include amounts received on receivables following the time at which the receivable is charged off. Recoveries are net of expenses associated with collection.

(4) The number of repossessions excludes accounts that have been subsequently reinstated.

                     WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

         As the rate of payment of principal of each class of securities will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the notes will be borne exclusively by the holders of such notes.

         The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (iii) payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each payment date is the required amount described in the summary under "Reserve Account" and
(v) the servicer exercises its option to purchase the receivables on the earliest payment date on which such option may be exercised. The hypothetical pools each have an assumed cutoff date of July 31, 1999. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

         The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                                      REMAINING TERM  ORIGINAL TERM
                              NUMBER OF         AGGREGATE PRINCIPAL                   TO MATURITY     TO MATURITY
          POOL               RECEIVABLES              BALANCE               APR        (IN MONTHS)    (IN MONTHS)
          ----               -----------        -------------------        -----     --------------  -------------
1...................            2,569             $   13,958,606.13        6.730%          18              34
2...................              894                  7,988,719.35        6.485           32              36
3...................            1,966                  6,662,811.40        8.923           15              48
4...................            4,044                 38,916,675.96        7.037           31              48
5...................            1,880                 21,295,161.63        7.239           43              48
6...................            9,186                 35,926,600.99       10.438           17              60
7...................            6,316                 46,832,250.96        9.880           29              60
8...................           26,260                338,691,231.97        6.830           44              60
9...................           15,157             $  221,871,683.85        7.271%          55              60


         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.


                             PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                        CLASS A-1 NOTES                      CLASS A-2 NOTES                          CLASS A-3 NOTES
                --------------------------------   ----------------------------------       ------------------------------------
 PAYMENT DATE   0.50%   1.00%   1.50%     1.80%    0.50%    1.00%     1.50%     1.80%       0.50%     1.00%     1.50%     1.80%
 -------------- ------  ------  ------    ------   ------   ------    ------    ------      ------    ------    ------    ------
 Closing Date   100.00  100.00  100.00    100.00   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
    9/15/99      89.55   87.19   84.14     81.62   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
   10/15/99      79.15   74.53   68.62     63.73   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
   11/15/99      68.78   62.04   53.42     46.34   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
   12/15/99      58.46   49.71   38.57     29.46   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
    1/15/00      48.18   37.54   24.05     13.09   100.00   100.00    100.00    100.00      100.00    100.00    100.00    100.00
    2/15/00      37.94   25.54    9.88      0.00   100.00   100.00    100.00     97.92      100.00    100.00    100.00    100.00
    3/15/00      27.74   13.71    0.00      0.00   100.00   100.00     97.03     86.38      100.00    100.00    100.00    100.00
    4/15/00      17.59    2.05    0.00      0.00   100.00   100.00     86.88     75.23      100.00    100.00    100.00    100.00
    5/15/00       7.48    0.00    0.00      0.00   100.00    92.89     77.00     64.48      100.00    100.00    100.00    100.00
    6/15/00       0.00    0.00    0.00      0.00    98.05    84.37     67.40     54.15      100.00    100.00    100.00    100.00
    7/15/00       0.00    0.00    0.00      0.00    90.50    75.98     58.06     44.22      100.00    100.00    100.00    100.00
    8/15/00       0.00    0.00    0.00      0.00    82.99    67.73     49.00     34.71      100.00    100.00    100.00    100.00
    9/15/00       0.00    0.00    0.00      0.00    75.51    59.61     40.23     25.74      100.00    100.00    100.00    100.00
   10/15/00       0.00    0.00    0.00      0.00    68.07    51.63     31.73     17.25      100.00    100.00    100.00    100.00
   11/15/00       0.00    0.00    0.00      0.00    60.66    43.78     23.52      9.06      100.00    100.00    100.00    100.00
   12/15/00       0.00    0.00    0.00      0.00    53.45    36.22     15.69      1.21      100.00    100.00    100.00    100.00
    1/15/01       0.00    0.00    0.00      0.00    46.28    28.79      8.15      0.00      100.00    100.00    100.00     92.01
    2/15/01       0.00    0.00    0.00      0.00    39.93    22.10      1.10      0.00      100.00    100.00    100.00     82.86
    3/15/01       0.00    0.00    0.00      0.00    33.89    15.76      0.00      0.00      100.00    100.00     93.03     74.28
    4/15/01       0.00    0.00    0.00      0.00    27.87     9.54      0.00      0.00      100.00    100.00     84.94     66.04
    5/15/01       0.00    0.00    0.00      0.00    21.89     3.43      0.00      0.00      100.00    100.00     77.11     58.15
    6/15/01       0.00    0.00    0.00      0.00    15.95     0.00      0.00      0.00      100.00     96.76     69.54     50.62
    7/15/01       0.00    0.00    0.00      0.00    10.03     0.00      0.00      0.00      100.00     89.36     62.24     43.44
    8/15/01       0.00    0.00    0.00      0.00     4.15     0.00      0.00      0.00      100.00     82.09     55.20     36.63
    9/15/01       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       97.86     74.98     48.44     30.24
   10/15/01       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       90.54     68.00     41.95     24.25
   11/15/01       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       83.27     61.18     35.74     18.55
   12/15/01       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       76.03     54.50     29.80     13.17
    1/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       68.85     47.97     24.15      8.08
    2/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       62.43     42.10     18.92      3.31
    3/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       56.05     36.35     13.93      0.00
    4/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       50.26     31.15      9.42      0.00
    5/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       44.62     26.15      5.19      0.00
    6/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       39.01     21.28      0.00      0.00
    7/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       33.44     16.52      0.00      0.00
    8/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       27.91     11.88      0.00      0.00
    9/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       22.42      7.37      0.00      0.00
   10/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       16.96      2.98      0.00      0.00
   11/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00       11.54      0.00      0.00      0.00
   12/15/02       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00        6.16      0.00      0.00      0.00
   01/15/03       0.00    0.00    0.00      0.00     0.00     0.00      0.00      0.00        0.00      0.00      0.00      0.00



                        CLASS A-1 NOTES                      CLASS A-2 NOTES                          CLASS A-3 NOTES
                --------------------------------   ----------------------------------       ------------------------------------
 PAYMENT DATE   0.50%   1.00%   1.50%     1.80%    0.50%    1.00%     1.50%     1.80%       0.50%     1.00%     1.50%     1.80%
 -------------- ------  ------  ------    ------   ------   ------    ------    ------      ------    ------    ------    ------
   Weighted
 Average Life
  (years)(1)     0.40    0.33    0.27      0.23     1.40     1.20      1.00      0.88        2.70      2.43      2.10      1.87

   Weighted
 Average Life
 (years)(1)(2)   0.40    0.33    0.27      0.23     1.40     1.20      1.00      0.88        2.70      2.43      2.10      1.87

------------------------

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.